Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of October 29, 2014, by and among Reliv’ International, Inc., a Delaware corporation, Reliv’, Inc., an Illinois corporation, Reliv’ World corporation, an Illinois corporation, and SL Technology, Inc., a Missouri corporation (each a “Borrower” and collectively, “Borrowers”), and BMO Harris Bank N.A., a national banking association (“Bank”)

WITNESSETH:

WHEREAS, Borrowers and Bank have heretofore entered into that certain Credit Agreement dated as of February 28, 2014 (as the same may be amended from time to time, the “Credit Agreement;” all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement as amended by this Amendment); and

WHEREAS, Borrower and Bank desire to amend the Credit Agreement in the manner hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

1. The definition of “Revolving Credit Commitment” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

“Revolving Credit Commitment” means the obligation of Bank to make Revolving Loans in an aggregate principal or face amount at any one time outstanding not to exceed $3,500,000.00.

2. The “and” at the end of subsection (g) of Section 6.5 of the Credit Agreement is deleted, with a “; and” being added to the end of subsection (h) of Section 6.5 of the Credit Agreement and a new subsection (i) added immediately after subsection (h) of Section 6.5 of the Credit Agreement as follows:

(i) as soon as available, and in any event no later than (1) December 15, 2014, for Borrowers’ fiscal plan for Borrowers’ fiscal year ending December 31, 2015 and (2) on December 31 of each year commencing December 31, 2015 and each December 31 thereafter, a copy of Borrowers’ consolidated and consolidating business plan for the following fiscal year, such business plan to show Borrowers’ projected consolidated and consolidating revenues, expenses and balance sheet on a quarter by quarter basis, such business plan to be in reasonable detail prepared by Borrowers and in form satisfactory to Bank (which shall include a summary of all assumptions made in preparing such business plan);

3. Section 7.6 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

Section 7.6 Dividends and Certain Other Restricted Payments. No Borrower shall, nor shall it permit any Subsidiary to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than dividends or distributions payable solely in its capital stock or other equity interests), and (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same. Other than inter-company management fees, no Borrower shall, nor shall it permit any Subsidiary to, directly or indirectly pay any management fees (collectively referred to herein as “Restricted Payments”); provided that the foregoing shall not operate to prevent the making of dividends or distributions by any Subsidiary to a Borrower.

4. A new Section 7.13 of the Credit Agreement is hereby added to the Credit Agreement immediately after Section 7.12 therein as follows:

Each Borrower hereby covenants and agrees with Bank that such Borrower shall not sell, transfer, convey or pledge any life insurance policy owned by such Borrower and any supplementary contracts issued in connection therewith and all claims, options, privileges, rights, title and interest therein and thereunder (collectively, the “Policies”) or in any way grant or permit the imposition of, or allow the continuance of, any security interest, lien or other encumbrance of any kind, whether granted voluntarily by such Borrower or imposed involuntarily, on the Policies, whether now owned or hereafter acquired by such Borrower without the express prior written consent of Bank.

5. A new Section 9.21 of the Credit Agreement is hereby added to the Credit Agreement immediately after Section 9.20 therein as follows:

Section 9.21 Joint and Several Liability.

(a) All references to “Borrowers” and “Borrower” shall mean among Reliv’ International, Inc., a Delaware corporation (“Reliv International”), Reliv’, Inc., an Illinois corporation (“Reliv’”), Reliv’ World corporation, an Illinois corporation (“Reliv World”), and SL Technology, Inc., a Missouri corporation (“SL Technology”), both individually and collectively, and jointly and severally, and all representations, warranties, duties, covenants, agreements and obligations of Borrowers shall be the individual and collective representations, warranties, duties, covenants, agreements and obligations of each of Reliv International, Reliv, Reliv World and SL Technology. Each Borrower appoints each other Borrower as its agent for all purposes relevant to this Loan Agreement and the Other Agreements, including, without limitation, the giving and receipt of notices and execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all of the Borrowers or any Borrower acting singly, shall be valid and effective if given or taken only by one Borrower, whether or not the other Borrowers join therein. Each Borrower agrees to be bound by all actions of the other Borrowers in all such respects.

6. Exhibit A-2 to the Credit Agreement hereby is amended and restated in its entirety to read as set forth on Exhibit A-2 attached to this Amendment and incorporated herein and therein by reference.

7. Pursuant to Borrowers’ request, Bank hereby waives the existing Default or Event of Default under the Credit Agreement caused solely by Borrowers’ failure to comply with Section 7.12(b) of the Credit Agreement (failure to comply with the Fixed Charge Coverage Ratio covenant for the reporting period ending September 30, 2014). This Section 7 is not and shall not be construed as (a) a waiver of any of the other terms, provisions, conditions or covenants contained in the Credit Agreement or any of the other Loan Documents, or of any other Default or Event of Default, if any, existing under the Credit Agreement or any of the other Loan Documents as of the date of this Amendment, or (b) a commitment on the part of Bank to waive any future Default or Event of Default under the Credit Agreement or any of the other Loan Documents resulting from any subsequent failure to comply with any provisions of the Credit Agreement or any of the other Loan Documents or any other future Default or Event of Default under the Credit Agreement or any of the other Loan Documents.

8. Borrowers hereby jointly and severally agree to reimburse Bank upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Bank in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with Bank (collectively, the “Loan Documents”). Borrowers further jointly and severally agree to pay or reimburse Bank for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrowers under this paragraph shall survive the payment of the Obligations and the termination of the Credit Agreement.

9. All references in the Credit Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.

10. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed. This amendment is an amendment and continuation of the Credit Agreement and is not a novation thereof nor of any obligations of Borrower outstanding thereunder on the date hereof.

11. This Amendment shall be binding upon and inure to the benefit of Borrower and Bank and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their respective rights or obligations under the Credit Agreement, as amended by this Amendment.

12. Each Borrower hereby represents and warrants to Bank that:

(a) the execution, delivery and performance by such Borrower of this Amendment and the Revolving Note are within the corporate powers of Borrower, have been duly authorized by all corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, agency or official or any other Person;

(b) the execution, delivery and performance by such Borrower of this Amendment and the Revolving Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation, Articles of Incorporation or By-Laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

(c) this Amendment and the Revolving Note have been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d) as of the date of this Amendment, all of the representations and warranties of such Borrower set forth in the Credit Agreement and the Loan Documents are true and correct in all material respects and, upon the effectiveness of this Amendment, no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

13. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

14. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

15. Each Borrower hereby releases, acquits, and forever discharges Bank and Bank’s parent, affiliates, subsidiaries, employees, successors, agents, assigns, representatives, and attorneys (collectively, "Bank's Agents") and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, whether fixed or contingent, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Credit Agreement, this Amendment, the Notes and the other Loan Documents, any other indebtedness or obligations of any Borrower to Bank, to the relationship between any Borrower and Bank or Bank's Agents, or to any acts or omissions of Bank or Bank's Agents.

16. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THIS AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY THEM.

17. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Bank shall have received:

(a) this Amendment, duly executed by Borrowers;

(b) the restated Revolving Note, duly executed by Borrowers; and

(c) such other agreements and other documents reasonably requested by Bank to complete the transactions contemplated herein.

IN WITNESS WHEREOF, Borrower and Bank have executed this Amendment to Credit Agreement as of the date first above written.

“Borrowers”

RELIV’ INTERNATIONAL, INC.

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO

RELIV’, INC.

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO

RELIV’ WORLD CORPORATION

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO

SL TECHNOLOGY, INC.

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO

“Bank”

BMO Harris Bank N.A.

By:______________________________
Name:
Title:

Exhibit A-2

Amended and Restated Revolving Note

U.S. $3,500,000.00	St. Louis, Missouri
October 29, 2014

For Value Received, the undersigned, Reliv’ International, Inc., a Delaware corporation, Reliv’, Inc., an Illinois corporation, Reliv’ World corporation, an Illinois corporation, and SL Technology, Inc., a Missouri corporation (each a “Borrower” and collectively, “Borrowers”), hereby jointly and severally promise to pay to the order of BMO Harris Bank N.A. (“Bank”) at the principal office of Bank in Chicago, Illinois (or such other location as Bank may designate to Borrower), in immediately available funds, the principal sum of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is the Revolving Note referred to in the Credit Agreement dated as of February 28, 2014, among Borrowers and Bank (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

This Note is an amendment, restatement and continuation of, and not a novation of, that certain Revolving Note of Borrowers dated February 28, 2014, and payable to the order of Bank in the principal amount of up to $5,000,000.00.

Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

RELIV’ INTERNATIONAL, INC.

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO

RELIV’, INC.

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO

RELIV’ WORLD CORPORATION

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO

SL TECHNOLOGY, INC.

By: /s/ Steven D. Albright
Name: Steven D. Albright
Title: CFO